Exhibit 99.4

CONFIDENTIALITY, NON-SOLICITATION
AND NON-COMPETITION AGREEMENT

This Confidentiality, Non-Solicitation and Non-Competition Agreement (this “Agreement”), is made and entered into as of June 23, 2008, between South Texas Oil Company, a Nevada corporation (the “Company”), and Michael Pawelek (“Pawelek”).

WHEREAS, Company desires to employ Pawelek and Pawelek wishes to be employed by Company;

WHEREAS, concurrently with their entering into this Agreement, Company and Pawelek are entering into an Employment Agreement of even date herewith (the “Employment Agreement”), setting forth the terms of Pawelek’s employment by Company;

WHEREAS, Company and Pawelek desire that this Agreement take effect only if the Employment Agreement has not been, in accordance with the procedures set forth in Article XII of Company’s By-Laws, duly approved by the Board of Directors of Company and duly ratified by the required vote of Company’s stockholders prior to the close of business on the ninetieth (90th) day after the date hereof (the “Ninetieth Day”);

WHEREAS, as a material inducement to Company to enter into the Employment Agreement and in order to protect the value and goodwill of Company’s business, Pawelek has agreed to enter into this Agreement, which is a material condition of Company’s entry into, and a required delivery under, the Employment Agreement;

WHEREAS, in the course of his employment by Company and/or other Affiliate Companies (as defined below), Pawelek will have access to, and Pawelek will become familiar with, acquire knowledge of, and develop or maintain, Company’s Confidential Information (as defined below) and business relationships, whether currently existing or to be developed in the future, which Pawelek recognizes permits Company to enjoy a competitive advantage, and disclosure and/or use thereof by competitors, potential competitors and/or any third-party would cause irreparable harm to Company.

NOW THEREFORE, in consideration of Pawelek’s employment with Company and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1. EFFECTIVE DATE. This Agreement shall become effective, if at all, at the close of business on the Ninetieth Day; provided that, this Agreement shall not become effective and shall be void ab initio and neither Company nor Pawelek shall have any obligations hereunder, if, in accordance with the procedures set forth in Article XII of the Company’s By-Laws, the Employment Agreement is ratified by the required vote of the Company’s stockholders (“Shareholder Ratification”) on or prior to the Ninetieth Day, as provided therein.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

2. CONFIDENTIAL INFORMATION.

(a) Pawelek acknowledges that during his employment with Company, Pawelek will have access to and possession of trade secret, confidential information, and proprietary information (collectively, as defined more extensively below, “Confidential Information”) of Company, its parents, subsidiaries and affiliates and their respective customers, suppliers and other third party that do business with them. Pawelek recognizes and acknowledges that this Confidential Information is valuable, special and unique to Company’s business, is owned solely by and is the exclusive property of Company, is to be used only for Company’s benefit, and that access to and knowledge thereof are essential to the performance of Pawelek’s duties to Company. During his employment with Company and thereafter, Pawelek shall keep secret and shall not use or disclose, reveal, transfer, reproduce, sell, capitalize upon or take advantage of such Confidential Information relating to Company, its subsidiaries, affiliates, customers, suppliers or other third party that do business with it except at the request of Company, and in addition, Pawelek shall exercise all reasonable efforts and precautions to prevent such disclosure, breach of confidentiality, or other conduct or action inconsistent herewith; provided, however, that Confidential Information may be disclosed to the extent (i) required by law or court order or (ii) generally available to the public other than by unauthorized disclosure.

(b) The term “Confidential Information,” means information in whatever form be it written, digital, graphic, electronically stored, orally transmitted or memorized concerning:

(i) Company’s business or operations plans, strategies, portfolio, prospects or objectives;

(ii) Company’s structure, products, product development, technology, distribution, sales, services, support and marketing plans, practices, and operations;

(iii) the prices, costs, and details of Company’s services;

(iv) research and development, new products, licenses, operations or plans;

(v) trade secrets, proprietary information, trade and service marks, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, discoveries, developments, designs, schematics, manuals, drawings, computer disks and programs, techniques, Pawelek suggestions, development tools, computer printouts and improvements (hereinafter referred to as “Inventions”);

(vi) customers and customer lists, including (A) present customers, customer files and records, (B) potential customers, and (C) present and potential prospects or targets (including without limitation, the identities of customers, names, addresses, contact, persons and the customers’ business status or needs) that the Company has identified as potential customers, prospects or targets prior to the termination of Pawelek’s employment with Company;

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

(vii) information regarding the skills, compensation and benefits of other employees of Company;

(viii) non-publicly reported financial matters, financial records, unpublished financial statements, financial condition, results of Company’s operations and related information about Company;

(ix) any other financial, commercial, business or technical information related to any of the products or services made, developed or sold by Company or its customers.

(c) Pawelek does not have an obligation to treat any information as Confidential Information that is: (A) in the public domain through no act, omission or fault of Pawelek; (B) within the legitimate possession of Pawelek prior to the date hereof, with no confidentiality obligations to a third party; (C) lawfully received from a third party having rights in the information without restriction, and without notice of any restriction against its further disclosure or use; (D) independently developed by Pawelek without breaching this Agreement; or (E) disclosed or used by Pawelek with the prior written consent of the Company. If Confidential Information is required or requested to be produced by law, court order, governmental authority or other third party, Pawelek shall immediately notify the Company of that requirement or request and shall assist the Company in obtaining a protective order or other appropriate relief to prevent such production. The burden of establishing the existence of these exceptions shall be Pawelek’s.

(d) Pawelek further recognizes that Company has received and in the future may receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes, and Pawelek shall disclose all such Third Party Information to Company. During his employment with Company and thereafter, Pawelek shall hold Third Party Information in the strictest confidence and shall not disclose to anyone (other than Company personnel who need to know such information in connection with their work for Company) or use, except in connection with work for Company, Third Party Information unless expressly authorized by Company in writing.

(e) Pawelek further agrees to store and maintain all Confidential Information and Third Party Information in a secure place. On the termination of his employment with Company, Pawelek agrees to deliver all records, data, information, and other documents produced or acquired during his employment with Company, and all copies thereof, to Company. Such material at all times shall remain the exclusive property of Company, unless otherwise agreed to in writing by Company. Upon termination of the employment, Pawelek agrees to make no further use of any Confidential Information on his or her own behalf or on behalf of any other person or entity other than Company.

(f) During his employment with Company and thereafter, Pawelek shall not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom Pawelek has an obligation of confidentiality, and shall not bring onto the premises of Company any unpublished documents or any property belonging to any former employer or any other person to whom Pawelek has an obligation of confidentiality unless consented to in writing by that former employer or person.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

(g) In the event that Pawelek is required to disclose any Confidential Information pursuant to an order, regulation, ruling, governmental request, summons or subpoena, Pawelek shall promptly notify Company of such pending disclosure and assist Company (at Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Confidential Information.

(h) Pawelek agrees to cooperate with Company, whether during Pawelek’s employment with Company or thereafter, in the prosecution or defense of all threatened claims or actual litigation in which Company or any other Affiliate Companies or other of its affiliates is or may become a party, whether now pending or hereafter brought, in which Pawelek has knowledge of relevant facts or issues. Pawelek shall be promptly reimbursed reasonable out-of-pocket expenses (including legal fees) incurred by him due to his cooperating with the prosecution or defense of any litigation for the Company any other Affiliate Companies or other of its affiliates provided that he provides Company Affiliate Companies or other of its affiliates, as applicable, with reasonable documentation of such expenses.

3. NON-COMPETE AND NON-SOLICITATION.

(a) Non-Competition. Pawelek will, as a result of his employment with Company, be involved with and exposed to substantial business resources and assets of Company and certain other Affiliate Companies and will develop additional contacts and relationships with numerous individuals and companies, which are also involved in the business of Company or businesses related thereto. Such individuals and organizations will have business and contractual relationships with Company and/or certain other Affiliate Companies and other of its affiliates that will be a valuable asset thereof. Pawelek also recognizes and agrees with Company that the services which Pawelek will render during the term of employment are unique, special and of extraordinary character, that Company will be substantially dependent upon such services to develop and market its products and to earn a profit, and that the application of Pawelek’s knowledge and services to any competitive business would be substantially detrimental to Company. Accordingly, in consideration for employment by Company and compensation and other benefits, including any compensation Pawelek may receive pursuant to this Agreement after his employment is terminated, Pawelek shall not, directly or indirectly (whether as an employee, officer, executive, director, manager, stockholder, member, lender, consultant or any other capacity), during the period of his employment with Company or during the Non-Comp Period, engage in any business or activity or otherwise compete anywhere in the United States, with any business or activity that is competitive with any business or activity engaged in by Company or any other Affiliate Companies or other of its affiliates or contemplated to be engaged in (as of the time of the termination of employment) by Company or any such other Affiliate Company or affiliate. In addition, for the period of his employment by Company and for the Non-Comp Period, Pawelek shall not induce or attempt to induce any person or entity that is engaged in any business activity or relationship with Company or any other Affiliate Companies or other of its affiliates to terminate that activity or relationship to reduce such activity or relationship.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

The provisions of this Section 3 shall not prevent Pawelek from investing any assets in securities of any publicly-traded corporation, provided that such investments do not, directly or indirectly, result in Pawelek, his spouse or his children collectively (i) owning beneficially at any time five percent (5%) or more of the equity securities of any corporation engaged in a business competitive with Company, or (ii) otherwise being able to control or actively participate in the business decisions of such corporation.

For purposes of this Agreement, (i) the term “compete” means to engage, directly or indirectly, either as a proprietor, partner, employee, commissioned salesperson, agent, consultant, director, officer, stockholder or in any other capacity or manner whatsoever; and (ii) the “Non-Comp Period” means the period of six (6) months beginning on the date of termination of Pawelek’s employment with the Company for any reason whatsoever.

(b) Non-Solicitation. For the period of his employment by Company and for the Non-Comp Period, Pawelek shall not (i) induce, solicit or seek to influence, either directly or indirectly, any employee of, or any person under written contract with, Company or any other Affiliate Company, to leave the employ of Company, any other Affiliate Company or any division of either, or to enter into any employment agreement, independent contractor arrangement, or any other arrangement whereby such individual would perform services for compensation, either directly or indirectly, for any person, firm, corporation or other entity engaged in business in competition with Company or any other Affiliate Company, or (ii) solicit any third party with whom the Company or any of its subsidiaries has a mineral rights contract, a joint operating agreement or a partnership interest, or solicit any such third party that has been identified by the Company as a prospect for a mineral rights contract or a joint operating agreement or a partnership interest, or to which a marketing proposal or presentation was made during the twelve-12-month period immediately preceding termination of Pawelek’s employment with Company (other than on behalf of Company) for any business of the type conducted by Company.

4. ACKNOWLEDGEMENTS. Pawelek acknowledges that in the course of his employment with Company and, if applicable, Subsidiaries, his services will be of special, unique and extraordinary value to Company and Subsidiaries, as applicable. Therefore, Pawelek agrees and acknowledges that: (i) the Subsidiaries are and will be engaged in the Business throughout the United States; (ii) Pawelek is one of a limited number of persons who participates in developing the Subsidiaries’ Business; (iii) Pawelek will occupy a position of trust and confidence with the Subsidiaries and will become familiar with the Subsidiaries’ trade secrets and with other proprietary and confidential information concerning the Subsidiaries and the Business; (iv) the agreements and covenants contained in Sections 2 and 3 are essential to protect the Subsidiaries and the goodwill of the Business; and (v) Pawelek has means to support himself and his dependents other than by engaging in the Business, or a business similar to the Business, and the provisions of Sections 2 and 3 will not impair such ability. Pawelek acknowledges that the provisions of Sections 2 and 3 are in consideration of: (a) employment with Company and/or Subsidiaries, (b) the compensation to Pawelek pursuant to Section 5, and (c) additional good and valuable consideration as set forth in this Agreement. Pawelek acknowledges and agrees that Company entered into this Agreement in reliance on the provisions of Sections 2 and 3, and the enforcement of this Agreement is necessary to ensure the preservation, protection and continuity of the Business and other Confidential Information and goodwill of the Subsidiaries to the extent and for the periods of time expressly agreed to herein. Pawelek acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon him by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Subsidiaries now existing or to be developed in the future. Pawelek expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area. For purposes of this Agreement, “Subsidiaries” means STO Operating Company, Southern Texas Oil Company, STO Properties LLC and STO Drilling Company and all of Company’s present and future direct and indirect subsidiaries; and “Business” means any line of business in which Company or any of its direct or indirect subsidiaries from time to time engaged during the term of Pawelek’s employment with Company or any line of business in which from time to time, to Pawelek’s knowledge, Company or any of its direct or indirect subsidiaries actively prepared to enter during the term of Pawelek’s employment with Company.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

5. NON-COMPETITION PAYMENT.

(a) Payments. Subject to the provisions of Section 5(b), in the event that Pawelek’s employment with Company is terminated for any reason whatsoever (and Pawelek is no longer employed by any Subsidiary), then in consideration of Pawelek performing his obligations hereunder for the duration of the Non-Comp Period, including his obligations under Sections 2 and 3, Company shall:

(i) Pay to Pawelek an amount of money equal to a pro-rata portion of Pawelek’s “Base Salary” (as defined in the Employment Agreement) for the Non-Comp Period, payable ratably following the employment termination date in installments in accordance with the general payroll practices of the Company, and shall continue to provide group medical and dental insurance at Company’s expense, as in effect on the employment termination date, to Pawelek and to Pawelek’s immediate family for the Non-Comp Period, and

(ii) If Shareholder Ratification and shareholder approval of a Stock Plan (as defined in the Employment Agreement) have not occurred on or before the Ninetieth Day, pay to Pawelek $1,000,000 in cash within five (5) business days after the Ninetieth Day, and thereafter, the Company shall have no further obligation to Pawelek under this Agreement. During the Non-Comp Period, Pawelek shall not be considered an employee any Affiliate Company and will not earn or accrue any bonus, vacation pay, sick pay, pension or retirement credit, and will not be entitled to receive health, disability, life insurance, or any other benefits, except as expressly provided in this Section 5(a) or as required by applicable law.

(b) Limitations on Company’s Obligation to Make Payments. Pawelek’s right to receive any payments and benefits hereunder shall terminate if Pawelek violates any contractual or common law obligation owed to any Subsidiary, including without limitation Pawelek’s obligations under Sections 2 and 3 and any other obligation owed to Company under this Agreement. or under the Employment Agreement.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

6. SEVERABILITY AND JUDICIAL MODIFICATION. If any clause, term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the application of such clause, term or provision to persons or circumstances other than those to which it is invalid and unenforceable, shall not be affected thereby, and each clause, term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law. If any court of competent jurisdiction refuses to enforce any clause, term, or provision of this Agreement as written, the other clauses, terms, and provisions shall stand, and the court shall modify the clause, term, or provision at issue to the minimum extent necessary to make it enforceable under applicable law, and shall enforce it as so modified.

7. GENERAL.

(a) Notices. Any notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or three (3) days after being mailed by certified mail, return receipt requested, addressed to the party being notified at the address of such party set forth herein, or at such other address as such party may hereafter have designated by notice; provided, however, that any notice of change of address shall not be effective until its receipt by the party to be charged therewith.

(b) Waivers. No delay or omission by either party hereto in exercising any right, power or privilege hereunder shall impair such right, power or privilege, nor shall any single or partial exercise of any such right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

(c) Counterparts; Delivery by Facsimile. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

(d) Assigns. This Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, Company’s successors and assigns.

(e) Entire Agreement; Amendment. This Agreement and the Employment Agreement contain the entire understanding of the parties relating to the subject matter hereof, and this Agreement supersedes all prior and/or contemporaneous understandings and agreements (and to the extent inconsistent, the Employment Agreement) of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

(f) Return of Company Property. When Pawelek leaves the employ of Company, Pawelek shall deliver to Company (and shall not keep in his possession, recreate or deliver to anyone else) any and all devices, records, recordings, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, computer materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded), belonging to Company, its successors or assigns. Pawelek further agrees that any property situated on Company’s premises and owned by Company, including computer disks and other digital, analog or hard copy storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, Pawelek shall cooperate with Company in completing and signing Company’s termination statement for management personnel.

(g) Notification of New Employer. In the event that Pawelek leaves the employ of Company, Pawelek hereby agrees to notify his new employer of those of Pawelek’s obligations which are continuing under this Agreement or the Employment Agreement after the termination of his employment with Company.

(h) Public Statements. Pawelek agrees that he shall not make any speeches, publish articles, appear as a guest or a commentator on any television or radio show or issue statements to the press regarding that in anyway pertain to Company or to Pawelek’s employment with same without Company’s prior approval unless pursuant to Pawelek’s duties to Company.

(i) Governing Law. All construction and interpretation of this Agreement shall be governed by and construed in accord with the internal laws of the State of Texas, without giving effect to that State’s principles of conflicts of law.

(j) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by the court without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by Pawelek and Company to express their mutual intent, and no rule of strict construction will be applied against Pawelek or Company.

(l) Legal Fees. In the event that either party commences an action in law or equity to enforce its rights under any provision of this Agreement, the non-prevailing party in such dispute shall pay the reasonable attorneys’ fees and costs incurred by the prevailing party in connection with such action.

(m) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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Signature page to follow.]

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

SOUTH TEXAS OIL COMPANY

By:
Name:
Its:

Michael J. Pawelek
Address:

South Texas Oil Company
Pawelek Non-Comp Agreement
June 2008